UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Item 1. Report to Shareholders

Retirement 2040 Fund	May 31, 2012

The views and opinions in this report were current as of May 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Large-capitalization domestic stocks were flat over the 12 months ended May 31, 2012, as moderate gains in the latter half of the period largely offset earlier losses. Volatility was high, driven by concerns about Europe’s long-simmering sovereign debt crisis and moderating economic growth in the U.S. and key emerging markets. Domestic bonds produced good returns over the closing six months of the period and performed well for the year. Longer-term U.S. Treasuries and municipal securities were particularly strong, supported by a sharp decline in long-term interest rates. Non-U.S. equities from developed and emerging markets fell sharply over the year in U.S. dollar terms, though the losses moderated somewhat in the latter six months. The Retirement Funds posted modest gains in the latter half of their fiscal year, but first-half weakness resulted in negative performance for the 12-month period.

BENCHMARK COMPOSITION

In order to benchmark the performance of the Retirement Funds most effectively, we have designed a combined index portfolio specifically for each fund (shown in the Performance Comparison tables on the following pages). This custom benchmark is composed of multiple indexes representing the underlying asset classes in which the funds invest. As broad-weighted benchmarks, the weights of various asset classes in the combined index portfolios are intended to match the predetermined neutral weights given each fund’s location on the glide path. As a result, they provide a relative performance comparison for each of the Retirement Funds. Tactical changes to the target allocations between equities and fixed income are not incorporated into the combined index benchmarks.

The equity allocation of each Retirement Fund is compared with a blend of the Russell 3000 Index, which measures the performance of 3,000 U.S. companies across all market capitalizations, and the MSCI All Country World Index ex USA, an unmanaged index that measures equity market performance of developed and emerging countries outside the United States. The fixed income allocation of each Retirement Fund is measured against the Barclays U.S. Aggregate Bond Index, while our inflation focused bond allocation is measured against the Barclays U.S. 1–5 Year Treasury TIPS Index.

The Performance Comparison tables also show the average returns for each fund’s respective Lipper target-date categories, providing a tool to measure the performance of each fund against those with similar objectives. Although securities regulations require us to display the Dow Jones target-date indexes in our Growth of $10,000 tables following this letter, we believe our combined index portfolios provide a better comparison because their asset class or sector weightings more accurately match those of our funds.

MARKET ENVIRONMENT

The U.S. economy expanded modestly over the last year, showing surprising resilience against a backdrop of ongoing political and economic turmoil in Europe and decelerating growth in key developing economies, including China, Brazil, and India. The domestic manufacturing sector was reasonably healthy, and job growth accelerated in the early months of 2012 before moderating in the spring. The housing market continued to be sluggish, however, and unemployment remained stubbornly elevated. The Federal Reserve maintained highly accommodative monetary policies to support the economy, keeping the fed funds target rate near 0% and indicating that short-term interest rates would remain very low through late 2014.

U.S. stocks fell in the initial months of our full-year reporting period, as the U.S. and European economies weakened and the European sovereign debt crisis intensified. Stocks bottomed in early October, then rallied significantly through the spring as the U.S. economy strengthened and hopeful signs emerged from Europe. Stocks fell sharply in the final month of the period, however, amid signs of further deterioration in the eurozone’s long-running debt crisis. Large-cap stocks outperformed their smaller counterparts for the year, led by the traditionally defensive utilities and telecommunication services sectors. The economically sensitive energy and materials sectors posted double-digit losses.

Non-U.S. stocks fell significantly over the last year, though losses in the first half of the period were steeper than in the second half. Developed and developing European markets were among the weakest performers as bond yields and government debt burdens in peripheral eurozone countries increased and economies weakened in response to austerity measures. Established and emerging Asian markets held up somewhat better in U.S. dollar terms but still recorded steep losses.

U.S. bonds generated good overall returns for the year. Long-term Treasury bond yields plunged to historic lows, and prices soared as slower global growth and periodic flare-ups in the European debt crisis prompted investors to favor less risky investments. Shorter-term Treasury yields continued to grind their way closer to 0%. Municipal and investment-grade corporate securities also produced excellent returns, while mortgage- and asset-backed securities rose modestly. High yield bonds were strong over the second half of the year and closed the full year in positive territory. However, they lagged investment-grade debt for the year due to weakness in the first six months of the period.

PORTFOLIO REVIEW AND POSITIONING

Stocks
The funds’ positioning in stocks helped performance versus the combined index portfolios in the six months since our last report, although this was not enough to offset a negative impact in the first half of the funds’ fiscal year. While stocks modestly underperformed bonds over the last six months, a strong first quarter of 2012, coupled with a timely reduction to the overweight to stocks in April, resulted in a positive contribution to relative performance. Domestic large-cap growth stocks were among the funds’ strongest absolute performers in the second half, and our holdings outpaced their underlying style-specific benchmark by a comfortable margin. Our large-cap value shares rose in absolute terms but underperformed their style-specific benchmark. Non-U.S. developed market stocks largely outperformed their underlying benchmarks, but absolute returns were negative. Emerging markets lost ground in both absolute and relative terms, as did real assets stocks.

We continue to maintain an overweight allocation to stocks versus bonds. Buoyed by cautious hiring and capital expenditure trends, corporate profit growth has proven resilient despite subdued economic growth. Although we expect earnings growth to decelerate in 2012, equity valuations remain attractive relative to historical levels. Stocks offer dividend yields that, in many cases, are competitive with bond yields. In contrast, the current low-yield environment is less favorable for bond returns. Although U.S. interest rates rose moderately at the end of the period, they remain near historically low levels and still provide negative real yields in many cases despite low to moderate inflation. Against this backdrop, we expect subdued bond market returns as interest rates languish or move to more normalized levels. We believe a low-growth economic environment benefits growth stocks more than value shares, as the former tend to rely less on a strong economy to generate earnings growth. Valuations favor large-cap stocks over small-caps as the latter’s strong performance in recent years has reinforced the rich pricing in the small-cap universe.

For the past year, we have been increasing the international equity exposure of the Retirement Funds as market conditions allow, gradually moving from roughly 20% to approximately 30% of their total equity allocation. This transition is nearly complete. As of  May 31, 2012, the funds’ allocation to international equities was approximately 28.5% of the total equity allocation. International developed and emerging market equities are increasing as a percentage of the global equity market and now represent over half of the world market capitalization. These areas include countries that enjoy higher gross domestic product (GDP) growth rates than the U.S. and companies with higher long-term earnings growth potential or more favorable valuations, offering attractive investment opportunities that complement U.S. investments. We have been reducing the funds’ domestic equity exposure proportionally to ensure that each portfolio maintains an appropriate overall allocation to stocks and bonds.

U.S. growth prospects appear better than those of overseas developed markets, but we remain neutral between the two as the stronger growth has been priced into current U.S. stock valuations. We are overweight emerging markets equities relative to developed equity markets. Though growth may be slowing, emerging economies continue to enjoy superior intermediate- and long-term growth prospects. They also face fewer headwinds due to debt and fiscal issues and have more flexibility to respond to economic challenges that may arise.

We reduced our allocation to real assets stocks relative to global equities, as the prospects for muted global economic growth may weigh on commodity prices. Over the long term, however, exposure to energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities should expand the funds’ broad diversification and position them to perform well under a variety of market conditions, including periods of rising inflation.

Bonds
Our broad fixed income allocation generated good returns overall in the closing six months of the fiscal year and outperformed the Barclays U.S. Aggregate Bond Index. Security selection in the underlying funds boosted relative results, led by our investment-grade bonds. Exposure to high yield and emerging markets bonds, which are not represented in the Barclays benchmark, also proved beneficial as these funds outpaced the index. Our allocation to overseas bonds denominated in U.S. dollars—another diversifying sector not included in the Barclays index—offered a small boost to absolute performance but weighed on relative results as non-U.S. dollar-denominated bonds from developed markets lagged the benchmark by a wide margin. Inflation focused bonds contributed positive absolute and relative performance, as we carefully continue to shift the funds’ short-term allocation toward Treasury inflation protected securities (TIPS).

We are overweight high yield relative to investment-grade bonds. Yield spreads have narrowed but remain attractive relative to other sectors in this low-yield environment, particularly given the prospects for a slowly improving economy. In addition, many high yield issuers have improved their liquidity profiles significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. The tendency for high yield debt to be less sensitive to changes in interest rates is appealing given that the general level of interest rates is near historical lows. We are overweight emerging markets debt versus U.S. investment-grade bonds, which, in many cases, offer negative real yields despite subdued inflation. Lower global growth prospects have eased inflationary concerns in the emerging markets, and the favorable fiscal positioning of many emerging market sovereign issuers stands in contrast to the budget and funding challenges faced by many developed markets. We decreased our allocation to nondollar bonds and have a neutral position relative to U.S. investment-grade bonds. Although U.S. monetary policy and the likelihood of persistent budget deficits will continue to weigh on the dollar, it still provides a benefit as a defensive currency in periods of heightened risk aversion.

PERFORMANCE COMPARISON

RETIREMENT INCOME FUND

The Retirement Income Fund returned 2.81% and -0.77% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, results versus the fund’s benchmarks were mixed. The fund performed in line with its combined index portfolio for the latter half of the fiscal year but trailed slightly for the full year. The fund lagged its Lipper peer group average for the six-month period but outperformed modestly for the year. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks boosted performance over the six-month period since our last report. An overweight to stocks versus bonds helped results. Overweight allocations to large-cap versus small-cap stocks and high yield versus investment-grade bonds were also beneficial. Security selection in the underlying funds was modestly positive overall, led by investment-grade and inflation focused bonds. Our domestic small-cap growth stock fund rose in absolute terms and performed well relative to its benchmark. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. The high yield bond fund was a positive contributor, but exposure to real assets stocks hurt absolute and relative results. Non-U.S. dollar-denominated developed market bonds were modestly beneficial in absolute terms but hurt our comparison with the broad fixed income benchmark as they underperformed the Barclays U.S. Aggregate Bond Index. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 27. At the end of our reporting period, the target allocations were 57.50% for bond and short-term fixed income funds and 42.50% for stock funds versus 57.25% and 42.75%, respectively, on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2005 FUND

The Retirement 2005 Fund returned 3.33% and -0.90% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the latter half of the fiscal year but trailed modestly for the full year. The fund outperformed its Lipper peer group average by a slim margin over both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks boosted performance over the six-month period since our last report. An overweight to stocks versus bonds helped results. Overweight allocations to large-cap versus small-cap stocks and high yield versus investment-grade bonds were also beneficial. Security selection in the underlying funds was modestly positive overall, led by investment-grade and inflation focused bonds. Our domestic small-cap growth stock fund rose in absolute terms and performed well relative to its benchmark. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. The high yield bond fund was a positive contributor, but exposure to real assets stocks hurt absolute and relative results. Non-U.S. dollar-denominated developed market bonds were modestly beneficial in absolute terms but hurt our comparison with the broad fixed income benchmark as they underperformed the Barclays U.S. Aggregate Bond Index. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 28. At the end of the period, the target allocations were 54.00% for bond and short-term fixed income funds and 46.00% for stock funds versus 53.25% and 46.75%, respectively, on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2010 FUND

The Retirement 2010 Fund returned 3.35% and -1.87% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the latter half of the fiscal year but trailed slightly for the full year. The fund modestly outpaced its Lipper peer group average for the six-month period and was in line with the Lipper average for the year. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks boosted performance over the six-month period since our last report. An overweight to stocks versus bonds helped results. Overweight allocations to large-cap versus small-cap stocks and high yield versus investment-grade bonds were also beneficial. Security selection in the underlying funds was modestly positive overall, led by investment-grade and inflation focused bonds. Our domestic small-cap growth stock fund rose in absolute terms and performed well relative to its benchmark. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. The high yield bond fund was a positive contributor, but exposure to real assets stocks hurt absolute and relative results. Non-U.S. dollar-denominated developed market bonds were modestly beneficial in absolute terms but hurt our comparison with the broad fixed income benchmark as they underperformed the Barclays U.S. Aggregate Bond Index. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 29. At the end of the period, the target allocations were 46.00% for bond and short-term fixed income funds and 54.00% for stock funds versus 44.75% and 55.25%, respectively, on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2015 FUND

The Retirement 2015 Fund returned 3.47% and -2.84% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the latter half of the fiscal year but trailed slightly for the full year. The fund modestly outpaced its Lipper peer group average for the six-month period and was in line with the Lipper average for the year. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks boosted performance over the six-month period since our last report. An overweight to stocks versus bonds helped results. Overweight allocations to large-cap versus small-cap stocks and high yield versus investment-grade bonds were also beneficial. Security selection in the underlying funds was positive overall, led by large-cap domestic growth stocks. Our domestic small-cap growth stock fund rose in absolute terms and performed well relative to its benchmark. In the fixed income space, our investment-grade bond fund was a positive contributor. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. The high yield bond fund was a positive contributor, but exposure to real assets stocks hurt absolute and relative results. Non-U.S. dollar-denominated developed market bonds were modestly beneficial in absolute terms but hurt our comparison with the broad fixed income benchmark as they underperformed the Barclays U.S. Aggregate Bond Index. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 30. At the end of the period, the target allocations were 36.00% for bond and short-term mutual funds and 64.00% for stock funds versus 35.25% and 64.75%, respectively, on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2020 FUND

The Retirement 2020 Fund returned 3.60% and -3.74% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund performed roughly in line with its combined index portfolio for the latter half of the fiscal year but trailed slightly for the full year. The fund modestly outpaced its Lipper peer group average for the six-month period but lagged the Lipper average for the year. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks boosted performance over the six-month period since our last report. An overweight to stocks versus bonds helped results. Overweight allocations to large-cap versus small-cap stocks and high yield versus investment-grade bonds were also beneficial. Security selection in the underlying funds was positive overall, led by large-cap domestic growth stocks. Our domestic small-cap growth stock fund rose in absolute terms and performed well relative to its benchmark. In the fixed income space, our investment-grade bond fund was a positive contributor. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. The high yield bond fund was a positive contributor, but exposure to real assets stocks hurt absolute and relative results. Non-U.S. dollar-denominated developed market bonds were modestly beneficial in absolute terms but hurt our comparison with the broad fixed income benchmark as they underperformed the Barclays U.S. Aggregate Bond Index. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 31. At the end of the period, the target allocations were 28.00% for bond mutual funds and 72.00% for stock funds versus 27.25% and 72.75%, respectively, on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2025 FUND

The Retirement 2025 Fund returned 3.55% and -4.74% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the latter half of the fiscal year but trailed slightly for the full year. The fund modestly outpaced its Lipper peer group average over both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks boosted performance over the six-month period since our last report. An overweight to stocks versus bonds helped results. Overweight allocations to large-cap versus small-cap stocks and high yield versus investment-grade bonds were also beneficial. Security selection in the underlying funds was positive overall, led by large-cap domestic growth stocks. Our domestic small-cap growth stock fund rose in absolute terms and performed well relative to its benchmark. In the fixed income space, our investment-grade bond fund was a positive contributor. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. The high yield bond fund was a positive contributor, but exposure to real assets stocks hurt absolute and relative results. Non-U.S. dollar-denominated developed market bonds were modestly beneficial in absolute terms but hurt our comparison with the broad fixed income benchmark as they underperformed the Barclays U.S. Aggregate Bond Index. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 32. At the end of the period, the target allocations were 20.50% for bond and short-term fixed income mutual funds and 79.50% for stock funds versus 19.75% and 80.25%, respectively, on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2030 FUND

The Retirement 2030 Fund returned 3.63% and -5.33% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund performed roughly in line with its combined index portfolio for the latter half of the fiscal year but trailed slightly for the full year. The fund modestly outpaced its Lipper peer group average for the six-month period and was in line with the Lipper average for the year. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks boosted performance over the six-month period since our last report. An overweight to stocks versus bonds helped results. Overweight allocations to large-cap versus small-cap stocks and high yield versus investment-grade bonds were also beneficial. Security selection in the underlying funds was positive overall, led by large-cap domestic growth stocks. Our domestic small-cap growth stock fund rose in absolute terms and performed well relative to its benchmark. In the fixed income space, our investment-grade bond fund was a positive contributor. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. The high yield bond fund was a positive contributor, but exposure to real assets stocks hurt absolute and relative results. Non-U.S. dollar-denominated developed market bonds were modestly beneficial in absolute terms but hurt our comparison with the broad fixed income benchmark as they underperformed the Barclays U.S. Aggregate Bond Index. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 33. At the end of the period, the target allocations were 14.50% for bond mutual funds and 85.50% for stock funds versus 13.75% and 86.25%, respectively, on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2035 FUND

The Retirement 2035 Fund returned 3.52% and -6.03% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the latter half of the fiscal year but trailed slightly for the full year. The fund modestly outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Security selection in the underlying funds boosted performance over the six-month period since our last report. Our domestic large-cap growth fund outpaced its style-specific benchmark by a wide margin, while our domestic small-cap growth and non-U.S. developed market value funds also performed relatively well. Large-cap domestic value stocks and emerging markets equities underperformed their respective underlying benchmarks and weighed on the fund’s relative returns. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also benefited performance. An overweight to stocks versus bonds helped results. Overweight allocations to large-cap versus small-cap stocks and high yield versus investment-grade bonds were also beneficial. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. The high yield bond fund was a positive contributor, but exposure to real assets stocks hurt absolute and relative results. Non-U.S. dollar-denominated developed market bonds were modestly beneficial in absolute terms but hurt our comparison with the broad fixed income benchmark as they underperformed the Barclays U.S. Aggregate Bond Index. Please see the Portfolio Review and Positioning section for more information.

As of May 31, 2012, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 34. At the end of the period, the target allocations were 9.50% for bond mutual funds and 90.50% for stock funds versus 8.75% and 91.25%, respectively, on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

RETIREMENT 2040 FUND
RETIREMENT 2045 FUND
RETIREMENT 2050 FUND
RETIREMENT 2055 FUND

  Retirement 2040 Fund: The Retirement 2040 Fund returned 3.50% and -6.20% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the latter half of the fiscal year but trailed slightly for the full year. The fund modestly outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes. Please see the Portfolio Review and Positioning section for more information.
  Retirement 2045 Fund: The Retirement 2045 Fund returned 3.49% and -6.16% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the latter half of the fiscal year but trailed slightly for the full year. The fund modestly outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes. Please see the Portfolio Review and Positioning section for more information.

  Retirement 2050 Fund: The Retirement 2050 Fund returned 3.48% and -6.14% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the latter half of the fiscal year but trailed slightly for the full year. The fund modestly outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes. Please see the Portfolio Review and Positioning section for more information.

  Retirement 2055 Fund: The Retirement 2055 Fund returned 3.46% and -6.06% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio for the latter half of the fiscal year but trailed slightly for the full year. The fund modestly outpaced its Lipper peer group average for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes. Please see the Portfolio Review and Positioning section for more information.

Security selection in the underlying funds boosted performance over the six-month period since our last report. Our domestic large-cap growth fund outpaced its style-specific benchmark by a wide margin, while our domestic small-cap growth and non-U.S. developed market value funds also performed relatively well. Large-cap domestic value stocks and emerging markets equities underperformed their respective underlying benchmarks and weighed on the funds’ relative returns. Tactical decisions to overweight and underweight specific asset classes and the underlying funds relative to their style-specific benchmarks also benefited performance. An overweight to stocks versus bonds helped results. Overweight allocations to large-cap versus small-cap stocks and high yield versus investment-grade bonds were also beneficial. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. The high yield bond fund was a positive contributor, but exposure to real assets stocks hurt absolute and relative results. Non-U.S. dollar-denominated developed market bonds were modestly beneficial in absolute terms but hurt our comparison with the broad fixed income benchmark as they underperformed the Barclays U.S. Aggregate Bond Index.

As of May 31, 2012, the funds’ assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on pages 35–38. At the end of the reporting period, the funds’ target allocations were 7.50% bond mutual funds and 92.50% stock funds versus 7.25% and 92.75%, respectively, on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

OUTLOOK

We expect modest U.S. economic growth in the coming quarters as economic data show moderate improvement, though significant risks remain. Recent data point to improvement in the U.S. unemployment rate, but it remains elevated. Continued job and income growth are essential for a self-sustaining recovery, particularly given the headwind of uncertain fiscal policy. There is also a risk that the U.S. economy goes off a “fiscal cliff” of Draconian spending cuts and tax increases in 2013 if Congress and the President are not able to agree on budget matters—a situation exacerbated by a potentially polarizing political environment heading into this fall’s elections.

Growth expectations vary widely outside the U.S. Much of Europe is in recession, and growth is slowing in emerging markets. Political turmoil in Europe has raised questions about the popular will for maintaining austerity programs. Clearly, a disruptive breakup of the eurozone would have a major impact on the world economy and could cause even more capital flight to safe havens in stable, developed economies. The European Central Bank’s long-term refinancing operations in December and February, which provided inexpensive three-year loans to hundreds of European banks, helped to stabilize financial markets by reducing liquidity risk. However, Europe still faces a long road to economic normalcy. The potential for weaker growth in key emerging markets such as China, Brazil, and India may contribute to renewed caution on the part of investors.

There are reasons for optimism, though. Although economic growth in emerging markets is slowing, it remains robust. In Europe, the Greek crisis should serve as a wake-up call for policymakers to craft workable solutions to the economic and fiscal troubles plaguing the Continent. Corporate balance sheets and earnings remain strong even as earnings growth decelerates. Against a backdrop of diminishing productivity gains, companies may increase employment and investment to meet incrementally rising demand, while the potential for lower energy prices should provide further support. Equity valuations are attractive relative to historical levels, and stocks offer dividend yields that, in many cases, are competitive with bond yields.

Market volatility is likely to remain high in the face of these ongoing economic and political uncertainties in the U.S. and abroad. While no investment can be protected from every scenario, we believe that a highly diversified portfolio and a focus on careful research maximize our opportunity for success in such an uncertain environment.

Respectfully submitted,

Jerome A. Clark
Portfolio manager and chairman of the funds’ Investment
Advisory Committee

June 20, 2012

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays 1–3 Year U.S. Government/Credit Bond Index: An unmanaged index that tracks short-term debt instruments.

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays U.S. 1–5 Year Treasury TIPS Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Combined index portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Retirement Funds. As of May 31, 2012, the combined index portfolios were composed of the following indexes:

  Retirement Income Fund: 28.60% Russell 3000 Index, 30.00% Barclays U.S. Aggregate Bond Index, 30.00% Barclays U.S. 1–5 Year Treasury TIPS Index, and 11.40% MSCI All Country World Index ex USA.

  Retirement 2005 Fund: 31.10% Russell 3000 Index, 41.00% Barclays U.S. Aggregate Bond Index, 15.50% Barclays U.S. 1–5 Year Treasury TIPS Index, and 12.40% MSCI
  All Country World Index ex USA.

  Retirement 2010 Fund: 36.82% Russell 3000 Index, 36.50% Barclays U.S. Aggregate Bond Index, 12.00% Barclays U.S. 1–5 Year Treasury TIPS Index, and 14.68% MSCI
  All Country World Index ex USA.

  Retirement 2015 Fund: 43.97% Russell 3000 Index, 31.50% Barclays U.S. Aggregate Bond Index, 7.00% Barclays U.S. 1–5 Year Treasury TIPS Index, and 17.53% MSCI
  All Country World Index ex USA.

  Retirement 2020 Fund: 49.69% Russell 3000 Index, 27.00% Barclays U.S. Aggregate Bond Index, 3.50% Barclays U.S. 1–5 Year Treasury TIPS Index, and 19.81% MSCI
  All Country World Index ex USA.

  Retirement 2025 Fund: 55.05% Russell 3000 Index, 21.50% Barclays U.S. Aggregate Bond Index, 1.50% Barclays U.S. 1–5 Year Treasury TIPS Index, and 21.95% MSCI
  All Country World Index ex USA.

  Retirement 2030 Fund: 59.35% Russell 3000 Index, 17.00% Barclays U.S. Aggregate Bond Index, and 23.65% MSCI All Country World Index ex USA.

  Retirement 2035 Fund: 62.92% Russell 3000 Index, 12.00% Barclays U.S. Aggregate Bond Index, and 25.08% MSCI All Country World Index ex USA.

  Retirement 2040, 2045, 2050, and 2055 Funds: 64.35% Russell 3000 Index, 10.00% Barclays U.S. Aggregate Bond Index, and 25.65% MSCI All Country World Index ex USA.

Credit Suisse High Yield Index: An unmanaged index designed to track the U.S. dollar-denominated high yield bond market.

Dow Jones target-date portfolio indexes: A series of unmanaged indexes composed of different allocations of stocks, bonds, and short-term investments that reflect reductions in potential risk over time. Each index in the series allocates among U.S. stock, bond, and cash subindexes on a monthly basis to measure predefined relative risk levels.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country World Index ex USA: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	Value
EQUITY MUTUAL FUNDS 92.1%			
T. Rowe Price Growth Stock Fund	23.2%	51,832,850	1,830,218
T. Rowe Price Value Fund	21.2	72,036,743	1,671,973
T. Rowe Price Equity Index 500 Fund	7.6	16,873,368	597,992
T. Rowe Price International Stock Fund	7.1	45,223,332	559,413
T. Rowe Price Overseas Stock Fund	6.2	68,192,217	491,666
T. Rowe Price International Growth & Income Fund	6.1	43,302,896	484,992
T. Rowe Price Emerging Markets Stock Fund	5.3	14,770,267	422,577
T. Rowe Price Real Assets Fund	3.6	28,665,677	286,657
T. Rowe Price Mid-Cap Growth Fund (2)	3.6	5,090,242	282,559
T. Rowe Price Mid-Cap Value Fund	3.5	12,355,612	272,936
T. Rowe Price New Horizons Fund (2)	1.6	3,785,856	127,962
T. Rowe Price Small-Cap Stock Fund (2)	1.6	3,720,322	124,147
T. Rowe Price Small-Cap Value Fund	1.5	3,351,473	119,815
Total Equity Mutual Funds (Cost $6,760,140)			7,272,907
BOND MUTUAL FUNDS 7.9%			
T. Rowe Price New Income Fund	5.2	41,934,214	410,956
T. Rowe Price High Yield Fund	1.1	13,382,612	88,459
T. Rowe Price Emerging Markets Bond Fund	0.9	5,623,611	72,601
T. Rowe Price International Bond Fund	0.7	5,487,318	53,117
T. Rowe Price Summit Cash Reserves Fund, 0.01% (3)	–	36,272	36
Total Bond Mutual Funds (Cost $603,192)			625,169
Total Investments in Securities 100.0% of Net Assets (Cost $ 7,363,332)			$ 7,898,076

(1) Affiliated Companies
(2) Non-income producing
(3) Seven-day yield

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended May 31, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/12	Value 5/31/11
T. Rowe Price Emerging Markets Bond Fund	$ 27,513	$ 16,039	$ 4,317	$ 72,601	$ 64,816
T. Rowe Price Emerging Markets Stock Fund	256,475	6,650	1,389	422,577	244,962
T. Rowe Price Equity Index 500 Fund	76,896	72,508	10,702	597,992	617,534
T. Rowe Price Growth Stock Fund	228,746	162,398	364	1,830,218	1,736,023
T. Rowe Price High Yield Fund	27,981	9,577	5,715	88,459	75,166
T. Rowe Price International Bond Fund	14,346	20,106	1,340	53,117	63,332
T. Rowe Price International Growth & Income Fund	250,295	10,806	11,769	484,992	353,582
T. Rowe Price International Stock Fund	284,706	10,510	6,443	559,413	378,936
T. Rowe Price Mid-Cap Growth Fund	57,697	11,689	—	282,559	277,477
T. Rowe Price Mid-Cap Value Fund	46,343	11,703	2,662	272,936	278,981
T. Rowe Price New Horizons Fund	25,668	8,529	—	127,962	124,503
T. Rowe Price New Income Fund	168,288	140,472	11,992	410,956	380,856
T. Rowe Price Overseas Stock Fund	243,168	10,654	9,356	491,666	355,748
T. Rowe Price Real Assets Fund	71,577	35,490	3,278	286,657	316,435
T. Rowe Price Small-Cap Stock Fund	21,336	5,675	—	124,147	124,974

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $7,363,332)	$ 7,898,076
Receivable for shares sold	23,558
Receivable for investment securities sold	19,400
Total assets	7,941,034
Liabilities	
Payable for investment securities purchased	25,494
Payable for shares redeemed	16,934
Other liabilities	605
Total liabilities	43,033
NET ASSETS	$ 7,898,001
Net Assets Consist of:	
Undistributed net investment income	$ 10,969
Accumulated undistributed net realized loss	(132,002)
Net unrealized gain	534,744
Paid-in capital applicable to 458,790,005 shares of $0.0001 par value capital stock outstanding; 15,000,000,000 shares of the Corporation authorized	7,484,290
NET ASSETS	$ 7,898,001
NET ASSET VALUE PER SHARE	
Investor Class	
($5,862,518,816 / 339,751,320 shares outstanding)	$ 17.26
Advisor Class	
($1,212,664,605 / 70,772,691 shares outstanding)	$ 17.13
R Class	
($822,817,449 / 48,265,994 shares outstanding)	$ 17.05

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/12	5/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 85,634	$ 74,055
Net realized gain	174,522	5,357
Change in net unrealized gain (loss)	(722,051)	1,321,946
Increase (decrease) in net assets from operations	(461,895)	1,401,358
Distributions to shareholders		
Net investment income		
Investor Class	(66,205)	(57,567)
Advisor Class	(11,101)	(10,246)
R Class	(5,854)	(5,430)
Net realized gain		
Investor Class	(9,457)	(2,617)
Advisor Class	(1,959)	(569)
R Class	(1,351)	(362)
Decrease in net assets from distributions	(95,927)	(76,791)
Capital share transactions*		
Shares sold		
Investor Class	2,057,875	1,648,170
Advisor Class	456,893	413,665
R Class	311,956	277,257
Distributions reinvested		
Investor Class	75,257	59,912
Advisor Class	12,942	10,674
R Class	7,197	5,784
Shares redeemed		
Investor Class	(1,262,540)	(945,936)
Advisor Class	(317,917)	(267,486)
R Class	(184,312)	(140,549)
Increase in net assets from capital share transactions	1,157,351	1,061,491
Net Assets		
Increase during period	599,529	2,386,058
Beginning of period	7,298,472	4,912,414
End of period	$ 7,898,001	$ 7,298,472

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2040 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has three classes of shares: the Retirement 2040 Fund original share class, referred to in this report as the Investor Class, offered since September 30, 2002; Retirement 2040 Fund–Advisor Class (Advisor Class), offered since October 31, 2003; and Retirement 2040 Fund–R Class (R Class), also offered since October 31, 2003. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately received upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, generally are declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average net assets. Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute shares of the underlying Price funds rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed shares of the underlying Price funds on the date of redemption exceeds the cost of those shares. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2012, the fund realized $119,226,000 of net gain on $282,250,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund values its financial instruments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Financial instruments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On May 31, 2012, all investments in the underlying Price funds were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended May 31, 2012, aggregated $2,853,028,000 and $1,640,018,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended May 31, 2012, the following reclassifications were recorded to reflect tax character; the reclassifications had no impact on results of operations or net assets:

Distributions during the years ended May 31, 2012 and May 31, 2011, totaled $95,927,000 and $76,791,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended May 31, 2012, the fund utilized $15,680,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation; the underlying Price funds; Price Associates; and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2012, the fund held less than 25% of the outstanding shares of any underlying Price fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Retirement 2040 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Retirement 2040 Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds at May 31, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2012

Tax Information (Unaudited) for the Tax Year Ended 5/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $12,767,000 from short-term capital gains.

For taxable non-corporate shareholders, $70,793,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $41,415,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $33,573,000 and foreign taxes paid of $2,261,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as a Special Servicing Agreement among the fund and each of the underlying funds in which it invests. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month, three- and five-year, and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement. The Advisor does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Because the Advisor does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract as well as the Special Servicing Agreement. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2002	Vornado Real Estate Investment Trust (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2002

Robert J. Gerrard, Jr.	Director and Chairman of Compensation Committee, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

Cecelia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2002	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 136 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[136]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director, and
2006	Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe
[74]	Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Retirement Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and President-International Equity,
Vice President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	President-International Fixed Income, T. Rowe
Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price
Vice President

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,375,000 and $1,539,000 respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 13, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 13, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 13, 2012